Income Taxes	9 Months Ended
Sep. 30, 2015
Income Tax Disclosure [Abstract]
Income Taxes

13.     Income Taxes

The following table presents domestic and foreign components of income (loss) before income taxes for the periods presented (in thousands):

	Year Ended December 31,
	2012	2013	2014
United States	$(3,981)	$(13,779)	$150,137
Foreign	56	94	(10,364)

Total	$(3,925)	$(13,685)	$139,773

The income tax expense is composed of the following (in thousands):

	Year Ended December 31,
	2012	2013	2014
Current:
Federal	$68	$31,176	$47,565
State	210	6,736	2,319
Foreign	13	25	113

Total current	291	37,937	49,997

Deferred:
Federal	—	—	(39,339)
State	—	—	(2,651)
Foreign	—	—	(11)

Total deferred	—	—	(42,001)

Total income tax expense	$291	$37,937	$7,996

The reconciliation of the Company’s effective tax rate to the statutory federal rate is as follows:

	Year Ended December 31,
	2012	2013	2014
Tax at federal statutory rate	(35.0%)	(35.0%)	35.0%
State taxes, net of federal effect	3.5	32.0	(0.2)
Foreign rate differential	(0.2)	(0.1)	2.7
Tax credits	—	(9.6)	(1.1)
Domestic production activities deduction	—	(12.7)	(2.6)
Warrant fair value adjustment	—	8.6	3.3
Change in valuation allowance	37.7	292.6	(32.0)
Other	1.4	1.4	0.6

Effective tax rate	7.4%	277.2%	5.7%

For the nine months ended September 30, 2015, the Company recorded an expense for income taxes of $66.0 million, for an effective tax rate of 37.2%. The effective tax rate for the nine months ended September 30, 2015 reflected income tax expense on earnings during such period. The effective tax rate is higher than the statutory federal tax rate primarily due to certain permanent differences related to the change in fair value of the redeemable convertible preferred stock warrant liability and non-deductible stock-based compensation expense, partially offset by non-taxable income associated with contingent consideration from the FitStar acquisition and a permanent domestic production activities deduction. For 2014, the Company recorded an expense for income taxes of $8.0 million, for an effective tax rate of 5.7%. The tax expense in 2014 reflects income tax expense on earnings in 2014 and a downward revaluation of the Company’s deferred tax assets due to a change in state tax law enacted during 2014. The expense was partially offset by a $51.3 million tax benefit, of which $44.9 million is related to federal tax benefits, from the full release of the Company’s deferred income tax asset valuation allowance. Of the $51.3 million tax benefit, $6.4 million related to a state tax benefit resulting from the release of the valuation allowance on state net operating losses and other state deferred tax assets. A significant majority of the foreign losses generated in 2014 were in low or no tax jurisdictions, and as such the Company did not record any deferred tax benefits for such losses.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets were as follows (in thousands):

	December 31,
	2013	2014
Net operating loss carryforwards	$134	$—
Tax credit carryforwards	887	1,331
Fixed assets and intangible assets	2,321	2,436
Other accruals and reserves	15,079	30,075
Fitbit Force recall reserve	32,926	8,159

Gross deferred tax assets	51,347	42,001
Valuation allowance	(51,347)	—

Net deferred tax assets	$—	$42,001

The Company has recorded $33.6 million to current deferred tax assets and $8.4 million to long-term deferred taxes, which is included in other assets on the balance sheet.

The tax valuation allowance increased by $1.9 million during 2012 primarily due to an increase in deferred tax assets related to accruals and reserves. The tax valuation allowance increased by $45.6 million during 2013 primarily due to the accrual for the Fitbit Force recall and continued recognition of a full valuation allowance on deferred tax assets.

The Company accounts for deferred taxes under ASC Topic 740, “Income Taxes” (“ASC 740”) which involves weighing positive and negative evidence concerning the realizability of the Company’s deferred tax assets in each jurisdiction. The Company evaluated its ability to realize the benefit of its net deferred tax assets and weighed all available positive and negative evidence both objective and subjective in nature. In determining the need for a valuation allowance, the weight given to positive and negative evidence is commensurate with the extent to which the evidence may be objectively verified. Consideration was given to negative evidence such as: the duration and severity of losses in prior years, high seasonal revenue concentrations, increasing competitive pressures, and a challenging retail environment. However, after considering three consecutive years of revenue growth and a three-year cumulative income position as of September 30, 2014, the Company believes the weight of the objectively verifiable positive evidence is sufficient to overcome the weight of any negative evidence. As of December 31, 2014, the Company continued to believe that it was more-likely-than-not that it would have future taxable income sufficient to realize the benefit of the Company’s net deferred tax assets.

Accordingly, for 2014, based on its assessment of the realizability of its deferred tax assets, the Company released the valuation allowance against all of its U.S. deferred tax assets which resulted in a tax benefit of $51.3 million.

As of December 31, 2014, the Company has federal research credit carryforwards of approximately $0.1 million, which if not utilized, begin to expire in 2028 and California research credit carryforwards of approximately $2.8 million, which do not expire.

Utilization of the tax credit carry forward may be subject to an annual limitation due to the ownership percentage change limitations provided by the Internal Revenue Code of 1986 and similar state provisions. The annual limitation may result in the expiration of the net operating loss before utilization. The Company completed a Section 383 analysis through May 2014 and determined that an ownership change, as defined under Section 383 of the Internal Revenue Code, occurred in prior years. The Company does not expect the limitation to result in a reduction in total amount utilizable.

It is the intention of the Company to indefinitely reinvest the earnings of the Company’s foreign subsidiaries. The Company does not provide for U.S. income taxes on the earnings of its foreign subsidiaries as such earnings are to be reinvested indefinitely. If these earnings were distributed to the United States in the form of dividends or otherwise or if the shares of the relevant foreign subsidiaries were sold or otherwise transferred the Company would be subject to additional U.S. income taxes, subject to adjustment for foreign tax credits, and foreign withholding taxes. As of December 31, 2014, there was $0.3 million of cumulative foreign earnings upon which U.S. income taxes have not been provided.

As of December 31, 2013 and 2014, the Company has $8.0 million and $10.6 million of unrecognized tax benefits. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

	December 31,
	2013	2014
Balance at beginning of year	$634	$7,991
Reductions based on tax positions related to prior year	(87)	(418)
Additions based on tax positions related to current year	7,444	3,021

Balance at end of year	$7,991	$10,594

At December 31, 2014, the total amount of gross unrecognized tax benefits was $10.6 million, all of which would affect the effective tax rate if recognized. The Company does not have any tax positions as of December 31, 2014 for which it is reasonably possible the total amount of gross unrecognized tax benefits will increase or decrease within the following 12 months. The Company’s policy is to record interest and penalties related to unrecognized tax benefits as income tax expense. During 2013 and 2014, the Company recorded $0.1 million and $0.3 million related to the accrual of interest and penalties. During 2012, the Company did not accrue interest or penalties as the Company had net operating losses available to offset any tax adjustment.

The Company is subject to taxation in the United States and various states and foreign jurisdictions. The Company currently does not have any tax examinations in progress nor has it had any tax examinations since its inception. All of the Company’s tax years will remain open for examination by federal and state authorities for three and four years from the date of utilization of any net operating losses and tax credits.